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                                                                      EXHIBIT 23


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-54256 of Reliant Energy Resources Corp. on Form S-3 of our report dated March 28, 2002, appearing in this Annual Report on Form 10-K of Reliant Energy Resources Corp. for the year ended December 31, 2001.

DELOITTE & TOUCHE LLP

Houston, Texas
April 12, 2002